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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):  MAY 11, 2007


                               MOVADO GROUP, INC.
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               (Exact name of registrant as specified in charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)


           1-16497                                      13-2595932
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   (Commission File Number)               (IRS Employer Identification Number)



                  650 FROM ROAD
               PARAMUS, NEW JERSEY                          07652
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     (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (201) 267-8000


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER.

            On May 11, 2007, Movado Group, Inc., (the "Company") signed a joint venture agreement ("JV Agreement") with Swico Limited ("Swico"), an English company with established distribution, marketing and sales operations in the UK. Swico has been the Company's exclusive distributor of HUGO BOSS(R) watches in the UK since 2005.

            Under the JV Agreement, the Company and Swico will control 51% and 49%, respectively, of MGS Distribution Limited, a newly formed English company ("MGS") that will be responsible for the marketing, distribution and sale in the United Kingdom of the Company's licensed HUGO BOSS(R), TOMMY HILFIGER(R), LACOSTE(R) and JUICY COUTURE(R) brands, as well as future brands licensed to the Company, subject to the terms of the applicable license agreement. Swico will be responsible for the day to day management of MGS, including staffing and providing logistical support, inventory management, order fulfillment, distribution and after sale services, systems and back office support. The terms of the JV Agreement include financial performance measures which, if not attained, give either party the right to terminate the JV Agreement after the fifth (5th) and the tenth (10th) year (January 31, 2012 and January 31, 2017); restrictions on the transfer of shares in MGS; and a buy out right whereby the Company can purchase all of Swico's shares in MGS as of July 1, 2017 and every 5th anniversary thereafter at a pre-determined price.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated: May 14, 2007

                                                  MOVADO GROUP, INC.


                                                  By: /s/ Timothy F. Michno
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                                                  Name:   Timothy F. Michno
                                                  Title:  General Counsel